As filed with the Securities and Exchange Commission on September 21, 2007

Registration No. 333-106497

SECURITIES AND EXCHANGE COMMISSION

Post-Effective Amendment No. 1

to

FORM F-3

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

AEGON N.V.	AEGON FUNDING CORP.
(Exact name of Registrant as specified	(Exact name of Registrant as specified in its charter)
in its charter)
Delaware
Not Applicable	(State or other jurisdiction of incorporation or organization)
(Translation of Registrant’s name into English)
42-1489646
The Netherlands	(I.R.S. Employer Identification No.)
(State or other jurisdiction of incorporation or organization)
Corporation Trust Center
Not Applicable	1209 Orange Street
(I.R.S. Employer Identification No.)	Wilmington, DE 19801
(Address and telephone number of
AEGONplein 50	Registrant’s principal executive offices)
PO Box 202
2501 CE The Hague
The Netherlands
011-31-70-344-7308
(Address and telephone number of Registrant’s principal executive offices)

Craig D. Vermie, Esq.

AEGON USA, INC.

4333 Edgewood Road NE

Cedar Rapids, IA 52499

(319) 398-8511

(Name, address and telephone number of agent for service)

Copy of communications to:

A. Peter Harwich, Esq.

Allen & Overy LLP

1221 Avenue of the Americas

New York, NY 10020

(212) 610-6471

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.C. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.C. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Explanatory Note

The purpose of this post-effective amendment no. 1 to the registration statement is to file certain exhibits to the registration statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 9.    Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement(1)

1.2	Underwriting Agreement dated September 14, 2007 among AEGON N.V. and the underwriters named therein

4.1	Articles of Incorporation of AEGON N.V., as amended and restated May 3, 2007(2)

4.2	Amendment of the 1983 Merger Agreement among AEGON and Vereniging AEGON(3)

4.3	Preferred Shares Voting Rights Agreement(4)

4.4	Specimen Share Certificate(5)

4.5	Indenture between AEGON N.V., AEGON Funding Corp., AEGON Funding Corp. II and Citibank, N.A., as Trustee(6)

4.6

Supplemental Indenture to Indenture between Transamerica Finance Corporation and U.S. Bank National Association (successor in interest to Continental Illinois National Bank and Trust Company of Chicago) dated March 15, 1981 (the “1981 U.S. Bank Indenture”)(7)

4.7

Supplemental Indenture to Indenture between Transamerica Finance Corporation and BNY Midwest Trust Company (successor in interest to Harris Trust and Savings Bank) dated July 1, 1982 (the “1982 BNY Midwest Trust Indenture”)(8)

4.8	Supplemental Indenture to Indenture between Transamerica Finance Corporation and BNY Midwest Trust
Company (successor in interest to Harris Trust and Savings Bank) dated April 1, 1991 (the “1991 BNY Midwest Trust Indenture”)(9)

4.9	Supplemental Indenture to Indenture between AEGON N.V., AEGON Funding Corp., AEGON Funding Corp. II and Citibank, N.A. dated October 11, 2001(10)

4.10	Sixth Supplemental Indenture between AEGON N.V., The Bank of New York Trust Company, and Citibank, N.A. dated September 21, 2007

4.11	Form of perpetual capital security (included in Exhibit 4.10)

4.12	Guarantee(6)

4.13	Warrant Agreement(11)

4.14	Purchase Contract Agreement(12)

4.15	Unit Agreement(13)

5.1	Opinion of Allen & Overy, New York, New York(14)

5.2	Opinion of Allen & Overy, Amsterdam, the Netherlands(15)

8.1	Tax Opinion of Allen & Overy, New York, New York(16)

8.2	Tax Opinion of Allen & Overy, New York, New York, dated September 21, 2007

23.1	Consent of Allen & Overy, New York, New York (included in Exhibit 5.1 and Exhibit 8.1)

23.2	Consent of Allen & Overy, New York, New York (included in Exhibit 8.2)

23.3	Consent of Allen & Overy, Amsterdam, the Netherlands (included in Exhibit 5.2)

23.4	Consent of Ernst & Young Accountants(17)

24.1	Powers of Attorney(18)

25.1	Statement of Eligibility of Citibank, N.A. under the Trust Indenture Act of 1939 on Form T-1(19)

25.2	Statement of Eligibility of U.S. Bank National Association under the Trust Indenture Act of 1939 on Form T-1(20)

25.3	Statement of Eligibility of BNY Midwest Trust Company under the Trust Indenture Act of 1939 on Form T-1(21)

25.4	Statement of Eligibility of BNY Midwest Trust Company under the Trust Indenture Act of 1939 on Form T-1(22)

25.5	Statement of Eligibility of The Bank of New York Trust Company, N.A. under the Trust Indenture Act of 1939 on Form T-1

(1)	Incorporated by reference to Exhibit 1.1 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on September 23, 2003.

(2)	Incorporated by reference to Form 6-K furnished to the SEC on May 31, 2007

(3)	Incorporated by reference to Exhibit 4.2 to Form F-3 (file no. 333-106497) filed with the SEC on June 25, 2003.

(4)	Incorporated by reference to Exhibit 4.3 to Form F-3 (file no. 333-106497) filed with the SEC on June 25, 2003.

(5)	Incorporated by reference to Exhibit 4.2 to Form F-3 (file no. 333-71438) filed with the SEC on October 11, 2001

(6)	Incorporated by reference to Exhibit 4.3 to Form F-3 (file no. 333-71438) filed with the SEC on October 11, 2001

(7)

Incorporated by reference to Exhibit 4.6 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on September 23, 2003. The 1981 U.S. Bank Indenture is incorporated by reference to Exhibit 13.4 to Amendment No. 1 to Form S-16 (file no. 2-68170) filed with the SEC on March 12, 1981.

(8)

Incorporated by reference to Exhibit 4.7 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on September 23, 2003. The 1982 BNY Midwest Trust Indenture is incorporated by reference to Exhibit 4.1 to Form S-3 (file no. 2-78115) filed with the SEC on June 24, 1982.

(9)

Incorporated by reference to Exhibit 4.8 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on September 23, 2003. The 1991 BNY Midwest Trust Indenture is incorporated by reference to Exhibit 4.1 to Form S-3 (file no. 33-40236) filed with the SEC August 16, 1991.

(10)	Incorporated by reference to Exhibit 4.9 to Pre-Effective Amendment No. 3 to Form F-3 (file no. 333-106497) filed with the SEC on November 14, 2003.

(11)	Incorporated by reference to Exhibit 4.12 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on September 23, 2003.

(12)	Incorporated by reference to Exhibit 4.13 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on September 23, 2003.

(13)	Incorporated by reference to Exhibit 4.14 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on September 23, 2003.

(14)	Incorporated by reference to Exhibit 5.1 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on August 27, 2003.

(15)	Incorporated by reference to Exhibit 5.2 to Pre-Effective Amendment No. 1 to Form F-3 (file no. 333-106497) filed with the SEC on August 27, 2003.

(16)	Incorporated by reference to Exhibit 8.1 to Pre-Effective Amendment No. 3 to Form F-3 (file no. 333-106497) filed with the SEC on November 14, 2003.

(17)	Incorporated by reference to Exhibit 23.3 to Pre-Effective Amendment No. 3 to Form F-3 (file no. 333-106497) filed with the SEC on November 14, 2003.

(18)	Incorporated by reference to the signature pages of Form F-3 (file no. 333-106497) filed with the SEC on June 25, 2003

(19)	Incorporated by reference to Exhibit 25.1 to Pre-Effective Amendment No. 3 to Form F-3 (file no. 333-106497) filed with the SEC on November 14, 2003.

(20)	Incorporated by reference to Exhibit 25.2 to Pre-Effective Amendment No. 3 to Form F-3 (file no. 333-106497) filed with the SEC on November 14, 2003.

(21)	Incorporated by reference to Exhibit 25.3 to Pre-Effective Amendment No. 3 to Form F-3 (file no. 333-106497) filed with the SEC on November 14, 2003.

(22)	Incorporated by reference to Exhibit 25.4 to Pre-Effective Amendment No. 3 to Form F-3 (file no. 333-106497) filed with the SEC on November 14, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, AEGON N.V., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this post-effective amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The Hague, The Netherlands, on this 21st day of September, 2007.

AEGON N.V.

By:	/s/ C.M. van Katwijk
Name:	C.M. van Katwijk
Title:	Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 1 to the registration statement has been signed by the following persons (who comprise a majority of the Executive and Supervisory Boards) in the capacities and on the dates indicated.

Signature	Title	Date

*	Chief Executive Officer and Chairman of the Executive Board (Principal Executive Officer)	September 21, 2007
D.J. SHEPARD

*	Executive Board Member and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	September 21, 2007
J.B.M. STREPPEL

*	Executive Board Member and Chief Operating Officer	September 21, 2007
A.R. WYNAENDTS

*	Supervisory Board Member	September 21, 2007
D.G. EUSTACE

Supervisory Board Member
I.W. BAILEY, II

Supervisory Board Member
A. BURGMANS

Supervisory Board Member
R. DAHAN

Supervisory Board Member
S. LEVY

Supervisory Board Member
K.M.H. PEIJS

*	Supervisory Board Member	September 21, 2007
O.J. OLCAY

*	Supervisory Board Member	September 21, 2007
T. REMBE

*	Supervisory Board Member	September 21, 2007
W.F.C. STEVENS

*	Supervisory Board Member	September 21, 2007
K.J. STORM

*	Supervisory Board Member	September 21, 2007
L.M. VAN WIJK

Pursuant to the requirements of the Securities Act of 1933, the registrant, AEGON Funding Corp., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this post-effective amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The Hague, The Netherlands, on this 21st day of September, 2007.

AEGON Funding Corp.

By:	/s/ C.M. van Katwijk
Name:	C. M. van Katwijk
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 1 to the registration statement has been signed by the following persons (who comprise a majority of the Board of Directors) in the capacities and on the dates indicated.

Signature	Title	Date

*	President (Principal Executive Officer)	September 21, 2007
C.M. VAN KATWIJK

	Treasurer (Principal Financial Officer and Principal Accounting Officer)	September 21, 2007
C. FOWLER

*	Secretary	September 21, 2007
C.D. VERMIE

* By his signature below, the undersigned, pursuant to a duly authorized power of attorney filed with the Securities and Exchange Commission, has signed this post-effective amendment no. 1 to the registration statement on behalf of the person indicated.

/s/ C.M. van Katwijk
C.M. VAN KATWIJK

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement(1)

1.2	Underwriting Agreement dated September 14, 2007 among AEGON N.V. and the underwriters named therein

4.1	Articles of Incorporation of AEGON N.V., as amended and restated May 3, 2007(2)

4.2	Amendment of the 1983 Merger Agreement among AEGON and Vereniging AEGON(3)

4.3	Preferred Shares Voting Rights Agreement(4)

4.4	Specimen Share Certificate(5)

4.5	Indenture between AEGON N.V., AEGON Funding Corp., AEGON Funding Corp. II and Citibank, N.A., as Trustee(6)

4.6

Supplemental Indenture to Indenture between Transamerica Finance Corporation and U.S. Bank National Association (successor in interest to Continental Illinois National Bank and Trust Company of Chicago) dated March 15, 1981 (the “1981 U.S. Bank Indenture”)(7)

4.7

Supplemental Indenture to Indenture between Transamerica Finance Corporation and BNY Midwest Trust Company (successor in interest to Harris Trust and Savings Bank) dated July 1, 1982 (the “1982 BNY Midwest Trust Indenture”)(8)

4.8

Supplemental Indenture to Indenture between Transamerica Finance Corporation and BNY Midwest Trust Company (successor in interest to Harris Trust and Savings Bank) dated April 1, 1991 (the “1991 BNY Midwest Trust Indenture”)(9)

4.9	Supplemental Indenture to Indenture between AEGON N.V., AEGON Funding Corp., AEGON Funding Corp. II and Citibank, N.A. dated October 11, 2001(10)

4.10	Sixth Supplemental Indenture between AEGON N.V., The Bank of New York Trust Company and Citibank, N.A., dated September 21, 2007

4.11	Form of perpetual capital security (included in Exhibit 4.10)

4.12	Guarantee(6)

4.13	Warrant Agreement(11)

4.14	Purchase Contract Agreement(12)

4.15	Unit Agreement(13)

5.1	Opinion of Allen & Overy, New York, New York(14)

5.2	Opinion of Allen & Overy, Amsterdam, the Netherlands(15)

8.1	Tax Opinion of Allen & Overy, New York, New York(16)

8.2	Tax Opinion of Allen & Overy, New York, New York, dated September 21, 2007

23.1	Consent of Allen & Overy, New York, New York (included in Exhibit 5.1 and Exhibit 8.1)

23.2	Consent of Allen & Overy, New York, New York (included in Exhibit 8.2)

23.3	Consent of Allen & Overy, Amsterdam, the Netherlands (included in Exhibit 5.2)

23.4	Consent of Ernst & Young Accountants(17)

24.1	Powers of Attorney(18)

25.1	Statement of Eligibility of Citibank, N.A. under the Trust Indenture Act of 1939 on Form T-1(19)

25.2	Statement of Eligibility of U.S. Bank National Association under the Trust Indenture Act of 1939 on Form T-1(20)

25.3	Statement of Eligibility of BNY Midwest Trust Company under the Trust Indenture Act of 1939 on Form T-1(21)

25.4	Statement of Eligibility of BNY Midwest Trust Company under the Trust Indenture Act of 1939 on Form T-1(22)

25.5	Statement of Eligibility of The Bank of New York Trust Company, N.A. under the Trust Indenture Act of 1939 on Form T-1

(1)	Incorporated by reference to Exhibit 1.1 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on September 23, 2003.

(2)	Incorporated by reference to Form 6-K furnished to the SEC on May 31, 2007

(3)	Incorporated by reference to Exhibit 4.2 to Form F-3 (file no. 333-106497) filed with the SEC on June 25, 2003.

(4)	Incorporated by reference to Exhibit 4.3 to Form F-3 (file no. 333-106497) filed with the SEC on June 25, 2003.

(5)	Incorporated by reference to Exhibit 4.2 to Form F-3 (file no. 333-71438) filed with the SEC on October 11, 2001

(6)	Incorporated by reference to Exhibit 4.3 to Form F-3 (file no. 333-71438) filed with the SEC on October 11, 2001

(7)

Incorporated by reference to Exhibit 4.6 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on September 23, 2003. The 1981 U.S. Bank Indenture is incorporated by reference to Exhibit 13.4 to Amendment No. 1 to Form S-16 (file no. 2-68170) filed with the SEC on March 12, 1981.

(8)

Incorporated by reference to Exhibit 4.7 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on September 23, 2003. The 1982 BNY Midwest Trust Indenture is incorporated by reference to Exhibit 4.1 to Form S-3 (file no. 2-78115) filed with the SEC on June 24, 1982.

(9)

Incorporated by reference to Exhibit 4.8 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on September 23, 2003. The 1991 BNY Midwest Trust Indenture is incorporated by reference to Exhibit 4.1 to Form S-3 (file no. 33-40236) filed with the SEC August 16, 1991.

(10)	Incorporated by reference to Exhibit 4.9 to Pre-Effective Amendment No. 3 to Form F-3 (file no. 333-106497) filed with the SEC on November 14, 2003.

(11)	Incorporated by reference to Exhibit 4.12 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on September 23, 2003.

(12)	Incorporated by reference to Exhibit 4.13 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on September 23, 2003.

(13)	Incorporated by reference to Exhibit 4.14 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on September 23, 2003.

(14)	Incorporated by reference to Exhibit 5.1 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on August 27, 2003.

(15)	Incorporated by reference to Exhibit 5.2 to Pre-Effective Amendment No. 1 to Form F-3 (file no. 333-106497) filed with the SEC on August 27, 2003.

(16)	Incorporated by reference to Exhibit 8.1 to Pre-Effective Amendment No. 3 to Form F-3 (file no. 333-106497) filed with the SEC on November 14, 2003.

(17)	Incorporated by reference to Exhibit 23.3 to Pre-Effective Amendment No. 3 to Form F-3 (file no. 333-106497) filed with the SEC on November 14, 2003.

(18)	Incorporated by reference to the signature pages of Form F-3 (file no. 333-106497) filed with the SEC on June 25, 2003

(19)	Incorporated by reference to Exhibit 25.1 to Pre-Effective Amendment No. 3 to Form F-3 (file no. 333-106497) filed with the SEC on November 14, 2003.

(20)	Incorporated by reference to Exhibit 25.2 to Pre-Effective Amendment No. 3 to Form F-3 (file no. 333-106497) filed with the SEC on November 14, 2003.

(21)	Incorporated by reference to Exhibit 25.3 to Pre-Effective Amendment No. 3 to Form F-3 (file no. 333-106497) filed with the SEC on November 14, 2003.

(22)	Incorporated by reference to Exhibit 25.4 to Pre-Effective Amendment No. 3 to Form F-3 (file no. 333-106497) filed with the SEC on November 14, 2003.